                                                             Exhibit 99(a)(1)(D)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                            WESTFIELD AMERICA, INC.
                                       TO
            WESTFIELD AMERICA MANAGEMENT LIMITED, IN ITS CAPACITY AS
           RESPONSIBLE ENTITY AND TRUSTEE OF WESTFIELD AMERICA TRUST
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

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    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
           CITY TIME, ON APRIL 3, 2001, UNLESS THE OFFER IS EXTENDED.
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    This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of Westfield America, Inc., a Missouri corporation (the "Company"), are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in the section "THE TENDER OFFER--Section 1. Terms of the Offer; Expiration Date" of the Offer to Purchase), or if time will not permit all required documents to reach the Depositary prior to the Expiration Date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See the section "THE TENDER OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:
                    American Stock Transfer & Trust Company

          BY MAIL:                       BY HAND:                BY OVERNIGHT DELIVERY:
       59 Maiden Lane                 59 Maiden Lane                 59 Maiden Lane
     New York, NY 10038             New York, NY 10038             New York, NY 10038
       (800) 957-5449                 (800) 957-5449                 (800) 957-5449
       (718) 921-8200                 (718) 921-8200                 (718) 921-8200

                          BY FACSIMILE TRANSMISSIONS:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (718) 294-5001
                         CONFIRM FACSIMILE BY TELEPHONE
                                 (800) 937-5449
                                 (718) 921-8200

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

    The undersigned hereby tenders to Westfield America Management Limited, in its capacity as responsible entity and trustee of Westfield America Trust, an Australian publicly traded unit trust, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 5, 2001 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described under "The TENDER OFFER--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

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  Name of Shares: ____________________________________________________________

  Share Certificate Number(s). (if available):

  ____________________________________________________________________________

  ____________________________________________________________________________
  Please check box if Shares will be
  tendered by book-entry transfer. / /

  Account Number. ____________________________________________________________

  Date: _______________________________________________________________ , 2001

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  Name(s) of Record Holders:

  ____________________________________________________________________________
                              PLEASE TYPE OR PRINT

   __________________________________________________________________________

   __________________________________________________________________________
                                  ADDRESS(ES)

   __________________________________________________________________________

   __________________________________________________________________________
                                                                   (ZIP CODE)

   __________________________________________________________________________
                         AREA CODE AND TELEPHONE NUMBER

   __________________________________________________________________________

   __________________________________________________________________________
                           SIGNATURE(S) OF HOLDER(S)

  Dated: _______________________________________________________________, 2001

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
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member of the Medallion Signature Guarantee Program, guarantees to deliver to the Depositary, at one of its addresses set forth above, either Share Certificates evidencing the Share tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, all within three New York Stock Exchange, Inc. trading days of the date hereof.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the same time period herein. Failure to do so could result in a financial loss to such Eligible Institution.

-------------------------------------------

  ____________________________________________________________________________
                                  NAME OF FIRM

   __________________________________________________________________________
                                    ADDRESS

   __________________________________________________________________________
                                                                   (ZIP CODE)

   __________________________________________________________________________
                        AREA CODE AND TELEPHONE NUMBER.

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   __________________________________________________________________________
                              AUTHORIZED SIGNATURE

   __________________________________________________________________________
                                     TITLE

  Name: ______________________________________________________________________
                              PLEASE TYPE OR PRINT

  Dated: _______________________________________________________________, 2001

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DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE
CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.